UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  October 27, 2009

Aspyra, Inc.
(Exact Name of Registrant as Specified in Its Charter)

California	001-13268	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 220
Westlake Village, CA 91361
(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 27, 2009, Aspyra, Inc. (the “Company”) provided notice to NYSE Amex LLC (the “Exchange”) that the Company has determined to voluntarily delist its common stock, no par value (“Common Stock”) from the Exchange and deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company’s board of directors has elected to take this action for the following reasons:

•	The nature and limited extent of the trading in the Common Stock as well as the market value that the public markets are currently applying to the Common Stock.

•	The direct and indirect costs associated with the preparation and filing of the Company’s periodic reports with the SEC.

•
The fact that many other typical advantages of being a public company, including enhanced access to capital and the ability to use equity securities to acquire other businesses, are not currently sufficiently available to the Company to an extent that would justify such costs.

In addition to the significant time and cost savings resulting from termination of the registration of the Company’s Common Stock under the Exchange Act, the board of directors believes that this action will allow the Company’s management to focus its attention and resources on building longer-term enterprise value.

As previously disclosed, on September 24, 2009, the Company received notice from the Exchange that the Company does not meet one of the Exchange’s continued listing standards as set forth in Part 10 of the NYSE Amex LLC Company Guide (the “Company Guide”). The notice received from the Exchange stated that the Company is not in compliance with Section 1003(a)(iv) of the Company Guide. The Company was afforded the opportunity to submit a plan of compliance to the Exchange by October 26, 2009, addressing how it intends to regain compliance with Section 1003(a)(iv) of the Company Guide by March 24, 2010. Because the Company intends to deregister under the Exchange Act, the Company does not intend to submit such a plan to the Exchange.

The Company intends to file a notification of removal from listing on the Exchange on Form 25 with the Securities and Exchange Commission (the “SEC”) on or about November 6, 2009. The withdrawal of the Company’s Common Stock from listing on the Exchange will be effective 10 days after the filing of the Form 25. Following the effectiveness of the delisting, and the completion of a 101-to-1 reverse stock split, the Company intends to terminate the registration of its Common Stock under the Exchange Act in accordance with SEC rules.

A copy of the press release announcing the Company’s intent to voluntarily delist from the Exchange and deregister its Common Stock under the Exchange Act is attached hereto as Exhibit 99.1.

Item 9.01                                    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspyra, Inc.

October 27, 2009	/s/ Anahita Villafane
Anahita Villafane
Chief Financial Officer